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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): August 3, 2005
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



         Pennsylvania                  1-11152                23-1882087
 (State or other jurisdiction     (Commission File          (IRS Employer
        of incorporation)              Number)            Identification No.)



   781 Third Avenue, King of Prussia, PA                      19406-1409
  (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01      Other Events.

On August 3, 2005, InterDigital Communications Corporation (the Company) issued a press release announcing that it intends to oppose Nokia Corporation's (Nokia) attempt to vacate or modify the binding Final Award issued by the International Court of Arbitration of the International Chamber of Commerce, that Nokia has failed to make payment under the Final Award, and that Nokia has filed a claim against the Company's wholly-owned subsidiary, InterDigital Technology Corporation, in the United Kingdom relating to 3G patents. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01.     Financial Statements and Exhibits.

(c)    Exhibits.

       99.1    Press release dated August 3, 2005.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTERDIGITAL COMMUNICATIONS CORPORATION


                                   By: /s/ Lawrence F. Shay
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                                       Lawrence F. Shay
                                       General Counsel



Dated: August 3, 2005